                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                                MOVIE STAR, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                                 MOVIE STAR, INC.
                                  1115 BROADWAY
                            NEW YORK, NEW YORK 10010

                        --------------------------------
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 2004
                        --------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Movie
Star, Inc., a New York corporation, will be held at Club 101 on the Main Floor at 101 Park Avenue, New York, New York on Monday, December 6, 2004, at 9:30
a.m., for the following purposes, all as more fully described in the attached proxy statement:

     1. To elect seven Directors to serve for the ensuing one-year period and until their successors are elected and qualified.

     2. To ratify the selection of Mahoney Cohen & Company, CPA, P.C. as auditors.

     3. To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

     Only shareholders of record at the close of business on October 15, 2004 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS
INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. WHETHER OR NOT
YOU EXPECT TO ATTEND THE MEETING, YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND
RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ADDRESSED, POSTAGE-PREPAID
ENVELOPE. RETURNING A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU
ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME
BEFORE IT IS VOTED. WE WOULD GREATLY APPRECIATE THE PROMPT RETURN OF YOUR PROXY
AS THIS WILL ASSIST US IN PREPARING FOR THE MEETING.

                                          By Authority of the Board of Directors

                                          Saul Pomerantz, Secretary

New York, New York
October 25, 2004

                                MOVIE STAR, INC.

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------

GENERAL INFORMATION

     This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Movie
Star, Inc., a New York corporation (the "Company"), for use at the Annual
Meeting of Shareholders to be held at Club 101 on the Main Floor at 101 Park
Avenue, New York, New York, on Monday December 6, 2004, at 9:30 A.M. local time.

     This Proxy Statement and the accompanying proxy card, together with the
Annual Report to Shareholders for the fiscal year ended June 30, 2004, are first being mailed on or about October 25, 2004, to shareholders of record on October
15, 2004.

WHAT MATTERS AM I VOTING ON?

     You are being asked to vote on the following matters:

     o    The election of seven Directors to serve for the ensuing one-year period and until their successors are elected and qualified;

     o    To ratify the selection of Mahoney Cohen & Company, CPA, P.C. as auditors; and

     o    To transact such other business as may properly come before the meeting and any and all postponements or adjournments.

WHO IS ENTITLED TO VOTE?

     Persons who were holders of our common stock as of the close of business on
October 15, 2004, the record date, are entitled to vote at the meeting. As of
October 15, 2004, we had issued and outstanding 15,619,975 shares of the
Company's common stock, par value $0.01 per share (the "Common Stock"), the
Company's only class of voting securities outstanding. Each holder of Common
Stock is entitled to one vote for each share held on the record date.

WHAT IS THE EFFECT OF GIVING A PROXY?

     Proxies in the form enclosed are solicited by and on behalf of the board.
The persons named in the proxy have been designated as proxies by the board. If you sign and return the proxy in accordance with the procedures set forth in this Proxy Statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

     If you sign and return your proxy in accordance with the procedures set forth in this Proxy Statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

     o    FOR the election of the nominees listed below under Proposal 1;

     o    FOR the ratification of the selection of Mahoney Cohen & Company, CPA,
          P.C. as auditors under Proposal 2.

     If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In the event that any other matters are properly presented at the meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Any proxy given pursuant to this solicitation may be revoked by you at any time before it is exercised. You may effectively revoke your proxy by:

     o    delivering written notification of your revocation to the Secretary of
          Movie Star;

     o    voting in person at the meeting; or

     o    delivering another proxy bearing a later date.

     Please note that your attendance at the meeting will not alone serve to revoke your proxy.

WHAT IS A QUORUM?

     A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law.
The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock
("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither
"for" nor "against" a matter, but are counted in the determination of a quorum.

HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH MATTER?

     The election of Directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote) will not be counted in such nominee's favor. As there are seven directors to be elected, the seven persons receiving the highest votes will be elected if nominees other than those nominated by the board are presented.

     The ratification of the selection of Mahoney Cohen & Company, CPA, P.C.
must be approved by the affirmative of a majority of the votes cast at the meeting. Abstentions from voting with respect to this proposal are counted as
"votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares, which are subject to shareholder withholding or broker non-vote, are not counted as "votes cast" with respect to such proposal and therefore will have no effect on such vote.

HOW DO I VOTE?

     You may vote your shares in one of two ways: by mail or in person at the meeting. The prompt return of the completed proxy card vote will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage needs to be affixed if mailed in the United States). You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October 15, 2004 with respect to the stock ownership of (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who
beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each Named executive officer and (iv) all directors and officers of the Company as a group.

NAME OF                         AMOUNT AND NATURE OF           PERCENT
BENEFICIAL OWNER                BENEFICIAL OWNERSHIP           OF CLASS
----------------               ----------------------          --------
TTG Apparel, LLC
287 Bowman Avenue
Purchase, NY 10577              3,532,644(1)                    22.6%
Melvyn Knigin                     115,500(2)                    *
Saul Pomerantz                    748,910(3)                    4.6%
Thomas Rende                      333,300(4)                    2.1%
Peter Cole                              0                       *
John Eisel                              0                       *
Joel M. Simon                      74,166                       *
Michael A. Salberg                 72,533(5)                    *
All directors and officers
as a group (7 persons)          1,344,409(2)(3)(4)(5)           8.2%

-----------------

*    Less than 1%.

(1)  According to a Schedule 13D, dated February 17, 2004, the sole controlling person of TTG Apparel, LLC is Michael T. Tokarz, its Manager.

(2)  Includes 100,000 shares owned by Mr. Knigin's spouse.

(3)  Includes options granted to Saul Pomerantz for 425,000 shares and Shelley
     Pomerantz for 50,000 shares (his wife who also is employed by the Company)
     pursuant to the 1994 Plan, 75,000 pursuant to the 1988 Non-Qualified Plan and 117,000 pursuant to the 2000 Plan, all exercisable within 60 days, and
     56,910 shares owned by his spouse and 8,000 shares held jointly with his spouse.

(4)  Represents options granted to Thomas Rende for 85,000 shares pursuant to the 1994 Plan, and 63,000 pursuant to the 2000 Plan, all of which are exercisable within 60 days, 182,000 shares held jointly with his spouse, and 3,300 shares owned by his spouse.

(5)  Represents 72,533 shares owned by Michael Salberg's spouse.

                                   PROPOSAL 1

ELECTION OF DIRECTORS

     The Board of Directors, pursuant to the Bylaws, has set the number of directors constituting the full Board at seven directors. All directors hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

     Unless authority is withheld, the proxies solicited by the board of directors will be voted FOR the election of these nominees. In case any of the nominees becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment. The seven nominees for directors, their current positions with the Company, their term of office and their business background are set forth below.

INFORMATION CONCERNING NOMINEES FOR DIRECTORS

DIRECTOR SINCE    NAME                 AGE      POSITION
--------------    ----                 ---      --------

1997              Melvyn Knigin        61       Interim Chairman of the Board,
                                                President, Chief Executive
                                                Officer and Director

1983              Saul Pomerantz       55       Executive Vice President, Chief
                                                Operating Officer, Secretary and
                                                Director

2004              Thomas Rende         43       Chief Financial Officer and
                                                Director

1996              Joel M. Simon        59       Director

2001              Michael A. Salberg   52       Director

2004              Peter Cole           55       Director

2004              John L. Eisel        55       Director

     Melvyn Knigin was appointed Interim Chairman of the Board on February 18,
2004. Mr. Knigin has served as Chief Executive Officer since February 1999. Mr.
Knigin was appointed to fill a vacancy on the Board of Directors and promoted to
Senior Vice President and Chief Operating Officer on

February 5, 1997 and was promoted to President on September 4, 1997. Since joining the Company in 1987, he was the President of Cinema Etoile, the
Company's upscale intimate apparel division. Prior to joining the Company, he had spent most of his career in the intimate apparel industry.

     Saul Pomerantz, CPA has served as Chief Operating Officer since February
1999. Mr. Pomerantz was elected Senior Vice President on December 3, 1987 and was promoted to Executive Vice President on September 4, 1997. Previously, he
was Vice President-Finance since 1981. He was Chief Financial Officer from 1982 to February 1999 and has been Secretary of the Company since 1983.

     Thomas Rende was appointed to the Board of Directors on April 8, 2004. Mr.
Rende has served as Chief Financial Officer since February 1999. Since joining
Movie Star in 1989, Mr. Rende has held various positions within the finance department.

     Joel M. Simon has been a principal of XRoads Solutions Group, LLC, a financial consulting and advisory firm, since July 2000. Mr. Simon was the
President and Chief Executive Officer of Starrett Corporation, a real estate construction, development and management company from March to December 1998.
Prior to that, Mr. Simon was a private investor from 1996-1998, Executive
Vice-President and Chief Operating Officer of Olympia & York Companies (U.S.A.)
from 1984 through 1996, and a practicing CPA from 1967 through 1983. Mr. Simon serves as a director and member of the Audit Committee of Avatar Holdings, Inc., a residential real estate company. Mr. Simon has a Bachelor of Science degree in
Accounting from Queens College of the City University of New York.

     Michael A. Salberg is a practicing attorney in New York and was admitted to the New York bar in 1977. In November 2003, he became General Counsel and Deputy
Chief Operating Officer of the Anti-Defamation League. Until November 2003, he
was a partner in the New York law firm of Graubard Miller and its predecessors.
The Graubard Miller firm and its predecessors have represented the Company as legal counsel for many years. Mr. Salberg received his Juris Doctor degree from
New York Law School in 1976 and a Bachelor of Arts degree from the University of
Cincinnati in 1973.

     Peter Cole was appointed to the Board of Directors on April 8, 2004. Since
April 2001, Mr. Cole has served as the Chairman of the Board and Chief Executive
Officer of Qwiz, Inc, a leading provider of pre-employment competency assessment solutions and training needs analysis. Prior to joining Qwiz, Inc, Mr. Cole was a Managing Director at Citibank from 1994 to 2000. Mr. Cole earned a B.A. degree in economics from the University of Vermont.

     John L. Eisel was appointed to the Board of Directors on April 8, 2004. Mr.
Eisel is a Partner at Wildman, Harrold, Allen & Dixon LLP, a law firm located in
Chicago, Illinois. Mr. Eisel's primary areas of practice are mergers and acquisitions and securities regulations and he is the Chairman of his firm's
Transactional Department. He earned his B.S. degree in accounting and his Juris
Doctor degree from the University of Illinois.

INDEPENDENCE OF DIRECTORS

     The Company's Common Stock is listed on the American Stock Exchange. As a result, the Company follows the rules of the American Stock Exchange in determining whether a director is independent. The Board of Directors also consults with the Company's counsel to ensure that the Board's determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Consistent with these considerations, the Board of Directors affirmatively has determined that Joel M.
Simon, Michael A. Salberg, Peter Cole and John L. Eisel will be independent directors of the Company for the ensuing year. The other remaining directors are not independent because they are currently employed by the Company.

CODE OF ETHICS

     In September 2004, the Board of Directors adopted a code of ethics that applies to the Company's directors, officers and employees as well as those of its subsidiaries. A copy of the code of ethics is attached as APPENDIX A.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 2004, the Board of Directors met three times. All of the Company's directors, other than Mr. Knigin, then comprising the Board of Directors attended the 2003 Annual Meeting of
Shareholders. Although the Company does not have any formal policy regarding director attendance at annual shareholder meetings, it attempts to schedule annual meetings so that all directors can attend. In addition, the Company expects its directors to attend all Board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No member of the Board of Directors attended fewer than 75% of the total number of meetings of the Board and committees thereof upon which he served during 2003. The Company has standing Compensation, Audit and Nominating
Committees.

NOMINATING INFORMATION AND REPORT

     Until February 17, 2004, the members of the Nominating Committee were Mark
David, Gary Krat and Saul Pomerantz. In connection with the sale of all of the
Company's Common Stock owned by Mr. David and members of his family, Messrs.
David and Krat resigned from the Board of Directors and there were two vacancies on the Nominating Committee. On April 8, 2004, Mel Knigin and Michael Salberg
were appointed to fill these two vacancies and the committee was then comprised of Messrs. Pomerantz, Knigin and Salberg. On September 27, 2004 the Board of
Directors, in order to be compliant with the rules of the American Stock
Exchange reconstituted the committee to be comprised of three independent directors and appointed Peter Cole and John Eisel to replace Messrs. Pomerantz and Knigin, and adopted a formal written Nominating Committee charter. The
Nominating Committee now consists of Messrs. Salberg, Cole and Eisel. The
Nominating Committee will be responsible for overseeing the selection of persons to be nominated to serve on the Board of Directors. The Nominating Committee will consider persons identified by its members, management, shareholders, investment bankers and others. A copy of the Nominating Committee charter is attached as APPENDIX B to this Proxy Statement. The Nominating Committee met once during the fiscal year.

AUDIT COMMITTEE INFORMATION AND REPORT

General

     Until February 17, 2004, the members of the Audit Committee were Joel M.
Simon, Michael A. Salberg and Gary Krat. In connection with the sale of all of the Company's Common Stock owned by Mr. David and members of his family, Messr.
Krat resigned from the Board of Directors and there was a vacancy on the Audit
Committee. On April 8, 2004, John L. Eisel was appointed to fill this vacancy.
The Company's Audit Committee is currently comprised of Joel M. Simon, Michael
A. Salberg and John L. Eisel with Messr. Simon serving as the Chairman of the
Committee. As required by the American Stock Exchange standards, the Company's
Audit Committee is comprised of at least three independent directors who are also "financially literate." These listing standards define an independent director generally as a

person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The listing standards define "financially literate" as being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

Financial Expert on Audit Committee

     The Board of Directors believes that the Audit Committee has at least one
"audit committee financial expert" (as defined in Regulation 240.401(h)(1)(i)(A)
of Regulation S-K) serving on its Audit Committee, such "audit committee financial expert" being Mr. Simon. The Board of Directors also believes that Mr.
Simon would be considered an "independent" director under Item 7(d)(3)(iv) of
Schedule 14A under the Securities Exchange Act of 1934.

Meetings and Attendance

     The Audit Committee met four times relating to fiscal year 2004.

Audit Committee Pre-Approval Policies and Procedures

     In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before the Company engages its independent accountant to render audit or permitted non-audit services, the engagement is approved by the Audit Committee.
The Audit Committee approved all of the fees referred to in the section below entitled "Independent Auditors' Fees" for 2004.

Independent Auditors' Fees

     The following table summarizes the aggregate fees (rounded to the nearest
$1,000) billed to the Company for the years ended June 30, 2004 and 2003 by the accounting firms retained during the years, Mahoney Cohen & Company, CPA, P.C.
and Deloitte & Touche LLP:

                                               YEARS ENDED JUNE 30,
                                                2004         2003

Audit Fees (1) ..........................     $ 94,000     $105,000
Audit Related Fees (2) ..................       28,000       16,000
Other Fees (3) ..........................       10,000       10,000
                                              --------     --------
                                              $132,000     $131,000
                                              ========     ========

-----------------------

(1)  Includes fees in connection with the audit of the Company's consolidated financial statements and reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q.

(2)  Includes fees for the audit of the Company's employee benefit plans and services related to the acquisition of the assets of Sidney Bernstein & Son
     Lingerie, Inc.

(3)  Represents the aggregate fees billed for professional services rendered by the Company's principal accountant for tax compliance, tax advice and tax planning.

Audit Committee Report

     Pursuant to the Audit Committee charter, the Audit Committee's responsibilities include, among other things:

     o   reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in the
         Company's Form 10-K;

     o   discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

     o   discussing with management and the independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;

     o   discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

     o   reviewing disclosures made to the Audit Committee by the Company's
         Chief Executive Officer and Chief Financial Officer during their certification process for our Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the
         Company's internal controls;

     o   verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

     o   reviewing and approving all related-party transactions;

     o   inquiring and discussing with management the Company's compliance with applicable laws and regulations;

     o   pre-approving all audit services and permitted non-audit services to be performed by the Company's independent auditor, including the fees and terms of the services to be performed;

     o   appointing or replacing the independent auditor;

     o   determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting)
         for the purpose of preparing or issuing an audit report or related work; and

     o   establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion on the fairness of the Company's audited financial statements in conformity with accounting principles generally accepted in the United States of
America.

     In this context, the Company's Audit Committee has met and held discussions with management and its independent auditors. Management represented to the
Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61
(Communication with Audit Committees). The Company's independent auditors also provided the Audit Committee with the written disclosures required by
Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees) and the Committee discussed with the independent auditors and management the auditors' independence, fees for services rendered during the fiscal year and all other professional services rendered by the Company's independent auditors.

     In reliance on the reviews and discussions referred to above, the Audit
Committee recommended to the Board of Directors, and the Board has approved that the Company's audited financial statements be included in the Company's Annual
Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the
Securities and Exchange Commission.

                                                      AUDIT COMMITTEE

                                                      Joel M. Simon
                                                      Michael A. Salberg
                                                      John L. Eisel

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings made by the Company under those statutes, the sections set forth above under the captions entitled "Audit Committee
Information and Report" and below under the captions entitled "Compensation
Committee Report on Executive Compensation" and "Stock Price Performance Graph"
will not be incorporated by reference in any of those prior filings or any future filings by the Company.

                                       10

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation for the fiscal years indicated for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 during the fiscal year ended June 30, 2004.

----------------------------------------------------------------------------------------------
                                  SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------
                                                         ANNUAL                   LONG-TERM
                                                      COMPENSATION               COMPENSATION
                                           ----------------------------------   --------------
                                                                OTHER ANNUAL      NUMBER OF
                                           SALARY    BONUS      COMPENSATION       OPTIONS
NAME AND PRINCIPAL POSITION          YEAR    ($)      ($)            ($)             (#)
----------------------------------------------------------------------------------------------

Melvyn Knigin
  Interim Chairman of the            2004  505,127           --    1,094,508 (2)            --
  Board, President and               2003  478,888  160,956 (1)       27,207 (3)            --
  Chief Executive Officer; Director  2002  452,790           --       22,215 (3)   100,000 (5)
----------------------------------------------------------------------------------------------
Saul Pomerantz
  Executive Vice President           2004  251,922           --        9,878 (3)            --
  and Chief Operating                2003  250,807   72,113 (1)       11,049 (3)            --
  Officer; Director                  2002  250,300           --       13,971 (3)            --
----------------------------------------------------------------------------------------------
Thomas Rende
  Chief Financial Officer;           2004  168,843           --        3,009 (4)            --
  Director                           2003  168,351   53,652 (1)        2,738 (4)            --
                                     2002  167,898   10,000 (1)        1,608 (4)            --
----------------------------------------------------------------------------------------------

---------------------------

(1)  Represents bonus compensation paid to the individual in connection with his participation in the Company's 1998 Incentive Compensation Plan with the exception of Mr. Rende's bonus in 2002, which was a discretionary bonus.

(2)  Represents a payment of $1,068,748 made to Mr. Knigin as a result of Mark
     M. David, the Company's retired Chairman of the Board, and members of his family selling all of their shares of the Company's Common Stock for a purchase price of $1.70 per share. The sale activated a provision under Mr.
     Knigin's employment agreement which required the Company to make the lump sum payment to Mr. Knigin. Also includes $25,760 for auto expenses and life and disability insurance policies paid for by the Company.

(3)  Represents amounts for auto expenses and life and disability insurance policies paid for by the Company.

(4)  Represents amounts for auto expenses and a portion of a disability insurance policy paid for by the Company.

(5)  Represents options to purchase 100,000 shares of Common Stock granted under the Company's 1998 Non-Qualified Management Option Plan. On January 28,
     2003, Mr. Knigin voluntarily surrendered these options.

                                       11

COMPENSATION ARRANGEMENTS FOR EXECUTIVE OFFICERS

     On January 28, 2003, the Company entered into an employment agreement with
Mr. Knigin which called for him to be employed by the Company as its President and Chief Executive Officer until June 30, 2007. Pursuant to the employment agreement, the Company paid Mr. Knigin a base salary of $500,000 for the fiscal year ended June 30, 2004 and will pay him a base salary of $525,000, $550,000 and $575,000 for the fiscal years ending June 30, 2005, 2006 and 2007, respectively. Mr. Knigin is also entitled to receive an annual bonus under the
Company's discretionary 1998 Incentive Compensation Plan of not less than 3% of the Company's pre-tax income from $1,200,000 to $3,200,000 and an additional award in an amount of not less than 3.75% of pre-tax income in excess of
$3,200,000. The agreement also provides for the Company to pay the premiums on a policy of life insurance on Mr. Knigin's life providing a death benefit of
$1,500,000 to Mr. Knigin's designated beneficiary and a policy of disability insurance providing a benefit of $10,000 per month payable to Mr. Knigin in the event of his disability until he turns 64. Mr. Knigin is also entitled to participate in the Company's group medical insurance and Retired Senior
Executive Medical Plan for the duration of the agreement. If Mr. Knigin retires from employment at the expiration of the agreement, he may become entitled to a severance payment ranging from $500,000, if cumulative pre-tax profit for fiscal years 2003 through 2007 is at least $6,000,000, to an amount equal to 7.5% of the cumulative pre-tax profit for those fiscal years in excess of $10,000,000.
The agreement also provided that Mr. Knigin may become entitled to certain payments in the event of a sale of the Company or a sale of substantially all of the Common Stock of the Company owned by Mark David and identified members of his family, which payments were to be applied against any severance obligations of the Company to Mr. Knigin. On February 11, 2004, a sale of Common Stock by
Mark M. David and his family required a payment of $1,068,748 to Mr. Knigin, which was paid in April 2004. Pursuant to the employment agreement, Mr. Knigin is prohibited from disclosing confidential information of the Company and limits his right to seek employment with a competitor if his employment is terminated in certain circumstances.

     Saul Pomerantz, the Company's Executive Vice President, was previously employed pursuant to a written employment agreement which terminated by its terms on June 30, 2001. Mr. Pomerantz is currently an at-will employee being paid a salary of $250,000 per annum. Following the expiration of Mr. Pomerantz's employment agreement, the Company entered into an agreement with Mr. Pomerantz that provides that if Mr. Pomerantz is terminated at any time after June 30,
2001 for any reason other than death, permanent and total disability, voluntary resignation or cause, Mr. Pomerantz would be entitled to receive $200,000, payable in 40 equal weekly installments, and continue to be covered under the
Company's existing medical insurance. If Mr. Pomerantz is terminated due to permanent and total disability, he is entitled to receive his regular salary and medical coverage for six months from his last date of employment. Under the agreement, Mr. Pomerantz is prohibited from disclosing confidential information of the Company and employing or soliciting any of the Company's current employees to leave the Company during his employment and for a period of one year thereafter.

     Thomas Rende, the Company's Chief Financial Officer, is an at-will employee. He is paid a salary of $165,000 per annum.

COMPENSATION ARRANGEMENTS FOR DIRECTORS

     The Company currently pays its outside directors an annual fee of $15,000 and a fee of $1,500 per meeting for attendance at meetings of the Board and its
Committees. Directors are also reimbursed for out-of-pocket expenses incurred in connection with attending meetings.

                                       12

OPTION GRANTS

     The Company did not grant any stock options to any of the executive officers named above during the fiscal year ended June 30, 2004.

     The following table summarizes the number of exercisable and unexercisable options held by the executive officers named above at June 30, 2004, and their value at that date if such options were in-the-money:

--------------------------------------------------------------------------------
                          2004 YEAR-END OPTION VALUES
--------------------------------------------------------------------------------

               NUMBER OF SECURITIES UNDERLYING   VALUE OF SECURITIES UNDERLYING
                    UNEXERCISED OPTIONS AT      UNEXERCISED IN-THE-MONEY OPTIONS
      NAME              JUNE 30, 2004                  AT JUNE 30, 2004(1)
--------------------------------------------------------------------------------

                 EXERCISABLE   UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
--------------------------------------------------------------------------------
Melvyn Knigin        -0-             -0-              -0-             -0-
--------------------------------------------------------------------------------
Saul Pomerantz     617,000         13,000           434,148          9,003
--------------------------------------------------------------------------------
Thomas Rende       168,000          7,000            99,778          4,848
--------------------------------------------------------------------------------

(1)  Represents the total gain that would be realized if all in-the-money options held at June 30, 2004 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and $1.38, the closing price of the common stock on June 30, 2004.

     The executive officers named above did not exercise any options during the fiscal year ended June 30, 2004. Mr. Rende exercised 20,000 options on July 13,
2004.

1998 INCENTIVE COMPENSATION PLAN

     In September 1998, the Compensation Committee adopted an incentive compensation plan. Under the 1998 Incentive Compensation Plan, as amended, the
Compensation Committee has the discretion to award bonus compensation to senior executives in an amount not to exceed 6.75% of any increases in net income before taxes over the base amount of $1,200,000. No awards were made under the plan for fiscal 2004.

EMPLOYEE STOCK OWNERSHIP PLAN

     The Company adopted an Employee Stock Ownership and Capital Accumulation
Plan ("ESOP") as of July 1, 1983. The ESOP is intended to comply with the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Tax Equity and Fiscal Responsibility Act of 1982, the Deficit Reduction Act
of 1984 and the Retirement Equity Act of 1984. A favorable determination letter was initially issued by the Internal Revenue Service with regard to the ESOP in
February 1985. From time to time, the ESOP is amended as required to comply with amendments to the applicable statutes. Contributions to the ESOP by the Company are discretionary. The allocation of the contribution made in any year to eligible employees is based on their earnings. All employees over the age of 18 years who have been employed by the Company for one year are eligible to participate in the ESOP. Participants in

                                       13

the ESOP become vested after five years of employment with the Company. For the fiscal year ended June 30, 2004, the Company did not make a contribution to the
ESOP. As of June 30, 2004, the ESOP owns 459,091 shares or 2.9% of the outstanding shares of the Company's Common Stock. Withdrawal of vested balances by participants can take place upon death, disability or early or normal retirement. Vested benefits will be paid to participants who have terminated their employment for reasons other than death, disability or early or normal retirement as quickly as possible after the third June 30 following their departure.

STOCK OPTION PLANS

2000 Performance Equity Plan

     On February 21, 2000, the Board of Directors adopted the 2000 Performance
Equity Plan covering 750,000 shares of Common Stock under which the Company's officers, directors, key employees and consultants are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards.
Shareholders approved the Plan on November 28, 2000. The Performance Equity Plan
will terminate when no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until
February 21, 2010. To the extent permitted under the provisions of the Plan, the
Compensation Committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of awards. As of June 30, 2004, there were options outstanding to purchase 290,000 shares, exercisable at prices ranging from $.625 per share to $1.0625 per share.

1994 Incentive Stock Option Plan

     In 1994, the Company adopted an Incentive Stock Option Plan. The shareholders of the Company approved the 1994 Plan on December 8, 1994. The purpose of the 1994 Plan is to enable the Company to attract and retain key employees by providing them with an opportunity to participate in the Company's ownership. The Compensation Committee makes awards under the 1994 ISOP. The 1994
ISOP is intended to comply with Section 422A of the Internal Revenue Code of
1986, as amended. All options are granted at market value as determined by reference to the price of shares of the Common Stock on the American Stock
Exchange. As of June 30, 2004, there were options outstanding to purchase
640,000 shares, exercisable at prices ranging from $.625 per share to $1.125 per share. Effective July 15, 2004, options can no longer be granted under the 1994
Incentive Stock Option Plan.

1988 Non-Qualified  Management Option Plan

     On December 13, 1988, the Company's shareholders approved the 1988
Non-Qualified Stock Option Plan covering up to 1,666,666 shares of Common Stock to provide an additional continuing form of long-term incentive to selected officers of the Company. Unless terminated by the Board, the Plan shall remain effective until no further options may be granted and all options granted under the Plan are no longer outstanding. As of June 30, 2004, there were options outstanding to purchase 75,000 shares, exercisable at $.625 per share.

COMPENSATION COMMITTEE INFORMATION AND REPORT

     Until February 17, 2004, the Company's Compensation Committee was comprised of Mark David, Gary Krat and Joel Simon. In connection with the sale of all of the Company's Common Stock owned by Mr. David and members of his family, Messrs.
David and Krat resigned from the Board of

                                       14

Directors and there were two vacancies on the Compensation Committee. On April
8, 2004, Peter Cole and Michael Salberg were appointed to fill these two vacancies and the Committee is presently comprised of Messrs. Cole, Salberg and
Simon. During the fiscal year ended June 30, 2004, the Compensation Committee did not meet and no discretionary action was taken by the Committee.

Compensation Committee Report on Executive Compensation

     This report is made by the Company's Compensation Committee, which currently consists of three non-employee directors. The responsibilities of the
Committee include:

     o   establishing the general compensation policy for the Company's executive officers, including the chief executive officer;

     o   administering the Company's 1998 Incentive Compensation Plan, Employee
         Stock Ownership and Capital Accumulation Plan, 2000 Performance Equity
         Plan, 1994 Incentive Stock Option Plan and 1988 Non-Qualified
         Management Option Plan; and

     o   in administering each of these plans, determining who participates in the plans, establishing performance goals, if any, and determining specific grants and bonuses to the participants.

     The Compensation Committee's executive compensation policies are generally designed to provide competitive levels of compensation that integrate pay with the Company's annual performance and long-term business objectives, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives.
Salaries are generally determined based on the Compensation Committee's assessment of the value of each executive's contribution to the Company, the results of recent past fiscal years in light of prevailing business conditions, the Company's goals for the ensuing fiscal year and, to a lesser extent, prevailing levels at companies considered to be comparable to, and competitors of, the Company. Bonus compensation, if any, to executive officers is based generally upon the Company's financial performance and the availability of resources, as well as the executive officer's individual performance and level of responsibility.

     The 1998 Incentive Compensation Plan is a discretionary performance-based compensation plan which provides for the payment of bonuses to senior executives in an amount not to exceed 6.75% of any incremental net income before taxes over the base amount of $1,200,000. For the fiscal year ended June 30, 2004, no awards were made under this plan.

     The Company's 1988 Non-Qualified Management Option Plan, 1994 Incentive
Stock Option Plan and 2000 Performance Equity Plan were adopted by the Company's shareholders and generally provide for grants of stock options, stock appreciation rights, restricted stock awards and other stock based awards to the
Company's officers, directors, key employees and consultants. The Company may issue grants to such individuals upon their employment or at subsequent dates based on recommendations made by the Company's senior management to the
Compensation Committee. During the fiscal year ended June 30, 2004, the Company did not grant any options to its executive officers.

     The ESOP is a long-term incentive plan in which all employees are eligible to participate after meeting certain minimum service requirements. The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP provides that participants will receive allocations of Common Stock at least equal to a portion of their annual compensation, subject

                                       15

to certain statutory maximums. The Company has the ability to make contributions to the ESOP, which contributions are solely in the discretion of the Company.
Each ESOP participant becomes fully vested in his or her Common Stock ESOP account after the fifth year of his or her employment with the Company. During the fiscal year ended June 30, 2004, the Company did not make a contribution to the ESOP.

     Compensation of the Chief Executive Officer
     -------------------------------------------

     Melvyn Knigin served as the Company's President and Chief Executive Officer
during the fiscal year ended June 30, 2004. Mr. Knigin's base salary for such year was determined in accordance with the amended employment agreement that the
Company entered into with him in January 2003. Mr. Knigin's base salary was at the rate of $500,000 for the fiscal year ended June 30, 2004, increasing $25,000 each year to a base salary of $575,000 for the fiscal year ending June 30, 2007.
Pursuant to the agreement, Mr. Knigin received a required payment of $1,068,748 in February 2004, as a result of a sale of all of the Company's Common Stock owned by Mark M. David, the Company's former Chairman of the Board, and certain of his family members.

     Current Considerations
     ----------------------

     The Compensation Committee is currently considering the compensation structure for its executive officers and directors. Although discussions are preliminary, it expects that it may implement certain changes during the second fiscal quarter. These changes may include written employment agreements for
Messrs. Pomerantz and Rende, the two executive officers currently employed without such agreements, adjustments in base salaries for some or all of the executive officers, the implementation of a new or modified incentive bonus compensation plan, and the provision of some long-term incentive compensation linked to equity in the Company.

                             COMPENSATION COMMITTEE

                                   Peter Cole
                               Michael A. Salberg
                                  Joel M. Simon

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No officers who are directors participated in deliberations regarding executive officer compensation and there are no "interlocks" with respect to any director who serves or for any part of 2004 served as a member of the
Compensation Committee.

                                       16

                          STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below compares cumulative total return of the Company, the S&P 500 Index and a peer group index selected by the Company.*
The graph plots the growth in value of an initial $100 investment over the indicated time periods, with dividends reinvested. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

-----------------------
o    The peer group index is selected by the Company and is comprised of the
     Company and the following companies, as adjusted for relative market capitalization: Nitches, Inc., Jaclyn, Inc., Everlast Worldwide, Inc. and
     Donnkenny, Inc.

                                       17

                  ---------------------------------------------
                      COMPARISON OF CUMULATIVE TOTAL RETURN
                  ---------------------------------------------

             06/30/99   06/30/00   06/30/01    06/30/02   06/30/03   06/30/04

MSI             0.00%    -59.26%    -70.37%     -68.00%      9.04%    -18.22%
S&P             0.00%      5.97%    -10.81%     -27.89%    -29.01%    -16.89%
Peer Group      0.00%      1.03%     -1.39%       7.33%     11.70%     39.42%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons are also required to furnish the Company with copies of all Section
16(a) forms they file. To the Company's knowledge, based solely on the review of the copies of these forms furnished to the Company and representations that no other reports were required, all Section 16(a) reporting requirements were complied with during the fiscal year ending June 30, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mark David had previously been employed by the Company as its Chief
Executive Officer from December 1985 to August 1995 and from April 1996 to
February 1999. He also served as non-executive Chairman from February 1999 to
February 2004. Effective as of July 1, 1999, Mr. David retired as a full-time employee of the Company. In conjunction with Mr. David's retirement, the Company and Mr. David entered into a series of written agreements providing for the retention of Mr. David's services as a consultant to the Company for a term of five years, expiring on June 30, 2004. Effective January 1, 2003, the consulting arrangement between the Company and Mr. David was modified and term extended to
June 30, 2007. The modified agreement is with Mr. David's consulting firm,
BENJAM Consulting, LLC. Under the terms of the new agreement, BENJAM Consulting,
LLC will provide the consulting services of Mr. David to the Company and will receive annual consulting fees of $225,000 through June 30, 2007. Pursuant to the consulting agreement, Mr. David is prohibited from disclosing any confidential information of the Company and from engaging in any business that is competitive with the business of the Company.

     In February 2004, Mr. David consummated the sale of an aggregate of
3,532,644 shares of the Company's Common Stock to TTG Apparel, LLC, an unaffiliated third party, for a purchase price of $1.70 per share. This represented 22.7 % of the Company's outstanding stock at that time. At the request of the purchaser, the Company's Board of Directors approved the purchase of the shares.

                                       18

                                   PROPOSAL 2

RATIFICATION OF SELECTION OF MAHONEY COHEN & COMPANY, CPA, P.C. AS AUDITORS

     The Board of Directors has selected Mahoney Cohen & Company, CPA, P.C. to audit the books and records of the Company for its fiscal year ending June 30,
2005. The Company has been advised by Mahoney Cohen & Company, CPA, P.C., that the firm has no relationship with the Company other than that arising from the firm's engagement as auditors, tax advisors and consultants.

     In the event the shareholders fail to ratify the appointment, the Board of
Directors will consider it as direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its shareholders

     Representatives of Mahoney Cohen & Company, CPA, P.C. will be present at the Annual Meeting, during which they will be afforded the opportunity to make a statement if they so desire, and shareholders will be afforded the opportunity to ask appropriate questions.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU MARK YOUR
          PROXY "FOR" RATIFICATION OF THE SELECTION OF MAHONEY COHEN &
      COMPANY, CPA, P.C. TO AUDIT THE BOOKS AND RECORDS OF THE COMPANY FOR
                      THE FISCAL YEAR ENDING JUNE 30, 2005

                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the
Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees of the
Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                             SHAREHOLDERS' PROPOSALS

     In order for any shareholder proposal to be presented at the Annual Meeting of Shareholders to be held in 2005 or to be eligible for inclusion in the
Company's Proxy Statement for such meeting, they must be received by the Company at its principal executive offices by June 25, 2005. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder's number of shares of Common
Stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the Shareholder Meeting, intention to appear in person or by proxy at the Shareholder Meeting and material interest, if any, in the matter being proposed.

     Shareholders who wish to recommend to the Nominating Committee a candidate for election to the Board of Directors should send their letters to Movie Star,
Inc., 1115 Broadway, 11th Floor, New York, NY 10010, Attention: Nominating
Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating Committee. Shareholders must follow certain procedures

                                       19

to recommend to the Nominating Committee candidates for election as directors.
In general, in order to provide sufficient time to enable the Nominating
Committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with the Company's Annual
Meeting of Shareholders, the Corporate Secretary must receive the shareholder's recommendation no later than thirty days after the end of the Company's fiscal year.

     The recommendation must contain the following information about the candidate:

     o    Name;

     o    Age;

     o    Current business and residence addresses and telephone numbers, as well as residence addresses for the past 20 years;

     o    Principal occupation or employment and employment history (name and address of employer and job title) for the past 20 years (or such shorter period as the candidate has been in the workforce);

     o    Educational background;

     o    Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

     o    Three character references and contact information;

     o    The number of shares of Common Stock of the Company beneficially owned by the candidate;

     o    The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director
          (which currently includes information required by Items 401, 404 and
          405 of Regulation S-K); and

     o    A signed consent of the nominee to serve as a director of the Company, if elected.

          OTHER SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Board of Directors provides a process for shareholders and interested parties to send communications to the board. Shareholders and interested parties may communicate with the Board of Directors, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Movie Star, Inc. 1115 Broadway, New York, New York 10010.
Each communication will be forwarded, depending on the subject matter, to the
Board, the appropriate committee chairperson or all non-management directors.

                                       20

                         DISCRETIONARY VOTING OF PROXIES

     Pursuant to Rule 14a-4 promulgated by the Securities and Exchange
Commission, shareholders are advised that the Company's management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2005 Annual Meeting of Shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at the Company's principal office in New York, New York, not later than September 9, 2005.

                                  OTHER MATTERS

     The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this
Proxy Statement. Should any other matter properly come before the Annual
Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                              By Order of the Board of Directors

                                              Saul Pomerantz, Secretary

New York, New York
October 25, 2004

                                       21

                                                                      APPENDIX A

                                                   ADOPTED BY BOARD OF DIRECTORS
                                                              SEPTEMBER 27, 2004

                                MOVIE STAR, INC.

                                 CODE OF ETHICS

1.   INTRODUCTION

     The Board of Directors of Movie Star, Inc. has adopted this code of ethics
(the "Code"), which is applicable to all directors, officers and employees to:

     o    promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o    promote the full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, as well as in other public communications made by or on behalf of the Company;

     o    promote compliance with applicable governmental laws, rules and regulations;

     o    deter wrongdoing; and

     o    require prompt internal reporting of breaches of, and accountability for adherence to, this Code.

     This Code may be amended only by resolution of the Company's Board of
Directors. In this Code, references to the "Company" means Movie Star, Inc. (the
"Parent") and, in appropriate context, the Parent's subsidiaries.

2.   HONEST, ETHICAL AND FAIR CONDUCT

     Each person owes a duty to the Company to act with integrity. Integrity requires, among other things, being honest, fair and candid. Deceit, dishonesty and subordination of principle are inconsistent with integrity. Service to the
Company never should be subordinated to personal gain and advantage.

     Each person must:

     o    Act with integrity, including being honest and candid while still maintaining the confidentiality of the Company's information where required or in the Company's interests.

     o    Observe all applicable governmental laws, rules and regulations.

     o    Comply with the requirements of applicable accounting and auditing standards, as well as Company policies, in the maintenance of a high standard of accuracy and completeness in the Company's financial records and other business-related information and data.

                                       A-1

     o    Adhere to a high standard of business ethics and not seek competitive advantage through unlawful or unethical business practices.

     o    Deal fairly with the Company's customers, suppliers, competitors and employees.

     o    Refrain from taking advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

     o    Protect the assets of the Company and ensure their proper use.

     o    Refrain from taking for themselves personally opportunities that are discovered through the use of corporate assets or using corporate assets, information or position for general personal gain outside the scope of employment with the Company.

     o    Avoid conflicts of interest wherever possible. Anything that would be a conflict for a person subject to this Code also will be a conflict if it is related to a member of his or her family or a close relative.
          Examples of conflict of interest situations include, but are not limited to, the following:

          o    any significant ownership interest in any supplier or customer;

          o    any consulting or employment relationship with any customer, supplier or competitor;

          o    any outside business activity that detracts from an individual's ability to devote appropriate time and attention to his or her responsibilities with the Company;

          o    the receipt of any money, non-nominal gifts or excessive
               entertainment from any company with which the Company has current or prospective business dealings;

          o    being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any close relative;

          o    selling anything to the Company or buying anything from the
               Company, except on the same terms and conditions as comparable officers or directors are permitted to so purchase or sell; and

          o    any other circumstance, event, relationship or situation in which the personal interest of a person subject to this Code interferes
               - or even appears to interfere - with the interests of the
               Company as a whole.

3.   DISCLOSURE

     The Company strives to ensure that the contents of and the disclosures in the reports and documents that the Company files with the Securities and
Exchange Commission (the "SEC") and other public communications shall be full, fair, accurate, timely and understandable in accordance with applicable disclosure standards, including standards of materiality, where appropriate.
Each person must;

                                       A-2

     o    not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's independent auditors, governmental regulators, self-regulating organizations and other governmental officials, as appropriate; and

     o    in relation to his or her area of responsibility, properly review and critically analyze proposed disclosure for accuracy and completeness.

     In addition to the foregoing, the Chief Executive Officer of Parent and each subsidiary of Parent, the Chief Financial Officer of Parent and each subsidiary, and each other person that typically is involved in the financial reporting of the Company must familiarize himself or herself with the disclosure requirements applicable to the Company as well as the business and financial operations of the Company.

     Each person must promptly bring to the attention of the Chairman of the
Audit Committee of Parent's Board of Directors any information he or she may have concerning (a) significant deficiencies in the design or operation of internal and/or disclosure controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

4.   COMPLIANCE

     It is the Company's obligation and policy to comply with all applicable governmental laws, rules and regulations. It is the personal responsibility of each person to, and each person must, adhere to the standards and restrictions imposed by those laws, rules and regulations, including those relating to accounting and auditing matters.

5.   REPORTING AND ACCOUNTABILITY

     The Audit Committee of the Board of Directors of Parent is responsible for applying this Code to specific situations in which questions are presented to it and has the authority to interpret this Code in any particular situation. Any person who becomes aware of any existing or potential breach of this Code is required to notify the Chairman of the Audit Committee promptly. Failure to do so is itself a breach of this Code.

     Specifically, each person must:

     o    Notify the Chairman of the Audit Committee promptly of any existing or potential violation of this Code.

     o    Not retaliate against any other person for reports of potential violations that are made in good faith.

     The Company will follow the following procedures in investigating and enforcing this Code and in reporting on the Code:

     o    The Audit Committee will take all appropriate action to investigate any breaches reported to it.

                                      A-3

     o    If the Audit Committee determines that a breach has occurred, it will inform the Board of Directors.

     o    Upon being notified that a breach has occurred, the Board will take or authorize such disciplinary or preventive action as it deems appropriate, after consultation with the Audit Committee and General
          Counsel, up to and including dismissal or, in the event of criminal or other serious violations of law, notification of the SEC or other appropriate law enforcement authorities.

     No person following the above procedure shall, as a result of following such procedure, be subject by the Company or any officer or employee thereof to discharge, demotion suspension, threat, harassment or, in any manner, discrimination against such person in terms and conditions of employment.

6.   WAIVERS AND AMENDMENTS

     Any waiver (defined below) or an implicit waiver (defined below) from a provision of this Code for the principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions or any amendment (as defined below) to this Code is required to be disclosed in the Company's Annual Report on Form 10-K or in a Current
Report on Form 8-K filed with the SEC.

     A "waiver" means the approval by the Company's Board of Directors of a material departure from a provision of the Code. An "implicit waiver" means the
Company's failure to take action within a reasonable period of time regarding a material departure from a provision of the Code that has been made known to an executive officer of the Company. An "amendment" means any amendment to this
Code other than minor technical, administrative or other non-substantive amendments hereto.

     All persons should note that it is not the Company's intention to grant or to permit waivers from the requirements of this Code. The Company expects full compliance with this Code.

7.   OTHER POLICIES AND PROCEDURES

     Any other policy or procedure set out by the Company in writing or made generally known to employees, officers or directors of the Company prior to the date hereof or hereafter are separate requirements and remain in full force and effect.

8.   INQUIRIES

     All inquiries and questions in relation to this Code or its applicability to particular people or situations should be addressed to the Chief Operating
Officer.

                                      A-4

                                                                      APPENDIX B

                                             ADOPTED BY THE NOMINATING COMMITTEE
                                                              SEPTEMBER 27, 2004
                                              APPROVED BY THE BOARD OF DIRECTORS
                                                              SEPTEMBER 27, 2004

                                MOVIE STAR, INC.

                          NOMINATING COMMITTEE CHARTER

     The Nominating Committee's responsibilities and powers as delegated by the
Board of Directors are set forth in this charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

I.   PURPOSE

     As set forth herein, the Committee shall, among other things, discharge the responsibilities of the Board of directors relating to the appropriate size, functioning and needs of the Board including, but not limited to, recruitment and retention of high quality Board members and committee composition and structure.

II.  MEMBERSHIP

     The Committee shall consist of at least three members of the Board of
Directors as determined from time to time by the Board. Each member shall be
"independent" in accordance with the listing standards of the American Stock
Exchange, as amended from time to time.

     The Board of Directors shall elect the members of this Committee at the first Board meeting practicable following the Annual Meeting of Shareholders and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the Board of Directors, the members of the Committee shall designate a chair by majority vote of the full Committee membership.

     A Committee member may resign by delivering his or her written resignation to the Chairman of the Board of Directors, or may be removed by majority vote of the Board of Directors by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

III. MEETINGS AND COMMITTEE ACTION

     The Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the Chairman of the Committee upon such notice as is provided for in the by-laws of the company with respect to meetings of the Board of Directors. A majority of the members shall constitute a quorum. Actions of the

                                       B-1

Committee may be taken in person at a meeting or in writing without a meeting.
Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Committee. The Committee shall report its minutes from each meeting to the Board of Directors.

     The Chairman of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the
Committee. At each meeting, the Chairman shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the Secretary of the Committee or minutes of a meeting of the Committee executed by the
Secretary setting forth the names of the members of the Committee present at the meeting or actions taken by the Committee at the meeting shall be sufficient evidence at all times as to the members of the Committee who were present, or such actions taken.

IV.  COMMITTEE AUTHORITY AND RESPONSIBLITIES

     o    Developing the criteria and qualifications for membership on the
          Board.

     o    Recruiting, reviewing and recommending to the Board of Directors candidates for nomination for election to the Board of Directors or to fill vacancies on the Board of Directors.

     o    Reviewing candidates proposed by shareholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

     o    Establishing subcommittees for the purpose of evaluating special or unique matters.

     o    Monitoring and making recommendations regarding committee functions, contributions and composition.

     o    Evaluating, on an annual basis, the Committee's performance.

VI.  REPORTING

     The Committee shall prepare a statement each year concerning its compliance with this charter for inclusion in the Company's Proxy Statement.

                                      B-2

                                MOVIE STAR, INC.

                     BOARD OF DIRECTOR CANDIDATE GUIDELINES

     The Nominating Committee of Movie Star, Inc. (the "Company") will identify, evaluate and recommend candidates to become members of the Board of Directors
("Board") with the goal of creating a balance of knowledge and experience.
Nominations to the Board may also be submitted to the Nominating Committee by the Company's shareholders in accordance with the Company's policy, a copy of which is attached hereto. Candidates will be reviewed in the context of current composition of the Board, the operating requirements of the Company and the long-term interests of the Company's shareholders. In conducting this assessment, the Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

o    Whether the candidate is independent pursuant to the requirements of the
     American Stock Exchange.

o    Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.

o    Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate satisfies the criteria for being an "audit committee financial expert," as defined by the Securities and Exchange Commission.

o    Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.

o    Whether the candidate has knowledge of the Company and issues affecting the
     Company.

o    Whether the candidate is committed to enhancing shareholder value.

o    Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

o    Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

o    Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

o    Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

o    Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board's working relationship with the senior management of the Company.

o    Whether the candidate is able to suggest business opportunities to the
     Company.

                                      B-3

                    SHAREHOLDER RECOMMENDATIONS FOR DIRECTORS

     Shareholders who wish to recommend to the Nominating Committee a candidate for election to the Board of Directors should send their letters to Movie Star,
Inc., 1115 Broadway, 11th Floor, New York, NY 10010, Attention: Nominating
Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating Committee. Shareholders must follow certain procedures to recommend to the Nominating Committee candidates for election as Directors.
In general, in order to provide sufficient time to enable the Nominating
Committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with the Company's Annual
Meeting of Shareholders, the Corporate Secretary must receive the shareholder's recommendation no later than thirty (30) days after the end of the Company's fiscal year.

     The recommendation must contain the following information about the candidate:

     o    Name;

     o    Age;

     o    Current business and residence addresses and telephone numbers, as well as residence addresses for the past 20 years;

     o    Principal occupation or employment and employment history (name and address of employer and job title) for the past 20 years (or such shorter period as the candidate has been in the workforce);

     o    Educational background;

     o    Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

     o    Three (3) character references and contact information;

     o    The number of shares of Common Stock of the Company beneficially owned by the candidate;

     o    The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director
          (which currently includes information required by Items 401, 404 and
          405 of Regulation S-K); and

     o    A signed consent of the nominee to serve as a director of the Company, if elected.

                                      B-4

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                MOVIE STAR, INC.

                                DECEMBER 6, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

                |  Please detach along perforated line and mail in  |
                             the envelope provided.

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                             AND "FOR" PROPOSAL 2.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Directors:

                              NOMINEES:
[ ] FOR ALL NOMINEES          O  Melvyn Knigin
                              O  Saul Pomerantz
[ ] WITHHOLD AUTHORITY        O  Thomas Rende
    FOR ALL NOMINEES          O  Joel M. Simon
                              O  Michael A. Salberg
[ ] FOR ALL EXCEPT            O  Peter Cole
    (See instructions         O  John L. Eisel
     below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
------------ "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To change the address on you account, please check the box at right and
indicate your new address in the address space above. Please note that     [  ]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
                                                          FOR  AGAINST  ABSTAIN
2. Ratification of selection of Mahoney Cohen & Company,  [ ]    [ ]      [ ]
   CPA, P.C. as auditors.

3. To transact such other business as may properly come before the meeting or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Signature of Shareholder [                    ] Date: [        ] Signature of Shareholder [                  ] Date: [       ]

   NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
         When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                MOVIE STAR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints MELVYN KNIGIN, and SAUL POMERANTZ, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Movie Star, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at Club 101 on the Main Floor, 101 Park Avenue, New York, New York, on
December 6, 2004 at 9:30 A.M., and at any adjournments thereof;

IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR ALL
PROPOSALS IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS.

                (Continued and to be signed on the reverse side)